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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported):    February 22, 2006 (January 13, 2006)

KENEXA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-51358 (Commission File Number)	23-3024013 I.R.S. Employer Identification Number)

650 East Swedesford Rd
Wayne, PA 19087
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (610) 971-9171

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

        On January 17, 2006, Kenexa Corporation ("Kenexa") filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Initial 8-K Report") announcing the completion on January 13, 2006 of its acquisition of Webhire, Inc., a Delaware corporation ("Webhire"), pursuant to the terms of that certain Agreement and Plan of Merger dated as of December 21, 2005, by and among Kenexa, Kenexa Technology, Inc., a Pennsylvania corporation, Kenexa Acquisition Corp., a Delaware corporation, Webhire and Gazaway L. Crittenden, as Representative of the equityholders of Webhire. Webhire is a provider of end-to-end talent management solutions for recruitment and human resource professionals across all industries.

        On January 31, 2006, Kenexa filed Amendment No. 1 to the Initial 8-K Report providing the financial information in Item 9.01(a) and (b) required under Item 9.01 for the period ended and as of September 30, 2005 and 2004. This Amendment No. 2 to the Initial 8-K Report further amends Item 9.01(a) and (b) of the Initial 8-K Report to provide additional financial information required under Item 9.01 for the period ended and as of December 31, 2005.

Item 9.01    Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired.

  Webhire, Inc.

  •
  Attached as Exhibit 99.1 hereto are the consolidated balance sheets of Webhire, Inc. as of December 31, 2005 (unaudited) and September 30, 2005 and 2004 and the related consolidated statements of operations, stockholders' equity and cash flows for the three months ended December 31, 2005 (unaudited) and each of the three years in the period ended September 30, 2005 and the related notes to consolidated financial statements.

(b)   Pro Forma Financial Information.

        Attached hereto is the:

  •
  Kenexa Corporation and Subsidiaries Pro Forma Consolidated Financial Statement (unaudited)

  •
  Pro Forma Consolidated balance sheets as of December 31, 2005 (unaudited)

  •
  Pro Forma Consolidated statements of operations for the year ended December 31, 2005 (unaudited)

  •
  Notes to Pro Forma Consolidated financial statements (unaudited)

        The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Kenexa's financial position or results of operations actually would have been had Kenexa completed the acquisition at the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(c)   Exhibits

        Exhibit 23.1—Consent of Brown & Brown, LLP

        Exhibit 99.1—Webhire, Inc.: Consolidated Financial Statements and Report of Independent Auditors

  •
  Consolidated Financial Statements:

  •
  Consolidated Balance sheets as of September 30, 2005 and September 30, 2004

2

  •
  Consolidated Statements of operations for the years ended September 30, 2005, 2004 and 2003

  •
  Consolidated Statements of stockholders' equity for the years ended September 30, 2005, 2004 and 2003

  •
  Consolidated Statements of cash flows for the years ended September 30, 2005, 2004 and 2003

  •
  Notes to Consolidated Financial Statements

  •
  Consolidated Balance sheets as of December 31, 2005 (unaudited) and September 30, 2005

  •
  Consolidated Statements of operations for the three months ended December 31, 2005 (unaudited) and for the year ended September 30, 2005

  •
  Consolidated Statements of cash flows for the three months ended December 31, 2005 (unaudited) and for the year ended September 30, 2005

  •
  Notes to Consolidated Financial Statements (unaudited)

3

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kenexa Corporation
Date: February 22, 2006	By:	/s/ DONALD F. VOLK Donald F. Volk Chief Financial Officer

4

Kenexa Corporation and Subsidiaries

Pro Forma Consolidated Financial Statements
(Unaudited)

        On January 13, 2006, Kenexa Corporation, a Pennsylvania corporation (the "Company"), completed its acquisition of Webhire, Inc., a Delaware corporation ("Webhire") pursuant to the terms of that certain Agreement and Plan of Merger dated as of December 21, 2005, by and among the Company, Kenexa Technology, Inc., a Pennsylvania corporation ("Kenexa Technology"), Kenexa Acquisition Corp., a Delaware corporation ("Acquisition Sub"), Webhire and Gazaway L. Crittenden, as Representative of the equity holders of Webhire (the "Merger Agreement"). Webhire is a provider of end-to-end talent management solutions for recruitment and human resource professionals across all industries.

        The unaudited pro forma consolidated balance sheet of the Company as of December 31, 2005, has been prepared as if the Company's acquisition of Webhire had been consummated on December 31, 2005. The unaudited pro forma consolidated income statement for the year ended December 31, 2005, is presented as if the Company's acquisition of Webhire had occurred on January 1, 2005.

        The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of Webhire had occurred on January 1, 2005, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period.

        These pro forma consolidated financial statements should be read in conjunction with:

  (a)
  the Company's consolidated financial statements contained in this prospectus for the period ended December 31, 2005.

  (b)
  the Company's Form 8-K filed on December 23, 2005.

Kenexa Corporation and Subsidiaries

Pro forma Consolidated Balance Sheets (unaudited)
As of December 31, 2005
(in thousands)

	Webhire, Inc. (A)	Kenexa (B)	Pro forma Adjustments	F/N	Pro forma
Assets
Current Assets
Cash and cash equivalents	$2,403	$43,499	$(34,395)	(C)	$11,507
Accounts receivable, net of allowance for doubtful accounts	2,109	10,306	—		12,415
Unbilled receivables	—	312	—		312
Deferred income taxes	—	2,519	—		2,519
Prepaid expenses and other current assets	462	2,134	—		2,596

Total current assets	4,974	58,770	(34,395)		29,349
Property and equipment, net of accumulated depreciation	623	4,737			5,360
Software, net of accumulated depreciation	877	850			1,727
Goodwill	—	8,815	34,110	(C)	42,925
Intangible assets, net of accumulated amortization	—	125	1,051	(C)	1,176
Deferred financing costs, net of accumulated amortization	—	50	—		50
Other assets	208	552	—		760

Total assets	$6,682	$73,899	$766		$81,347

Liabilities and Shareholders' Deficiency
Current liabilities
Accounts payable	294	2,306	—		2,600
Line of credit	—	—	—		—
Notes payable, current	25	95	—		120
Commissions payable	—	834	—		834
Other accrued liabilities	572	2,177	—		2,749
Accrued compensation and benefits	844	4,590	—		5,434
Deferred revenue	5,313	12,588	—		17,901
Capital lease obligations	148	219	—		367

Total current liabilities	7,196	22,809	—		30,005
Capital lease obligations, less current portion	26	185	—		211
Notes payable, less current portion	—	108	—		108
Other liabilities	226	55	—		281

Total liabilities	7,448	23,157	—		30,605
Shareholders' deficiency
Common stock	47	174	(47)	(D)	174
Additional paid-in capital	70,217	97,140	(70,217)	(D)	97,140
Deferred Compensation	—	(1,040)	—		(1,040)
Notes receivable for class A common stock	—	(120)	—		(120)
Treasury stock	(831)	—	831	(D)	—
Accumulated other comprehensive (loss) income	—	(30)	—		(30)
Accumulated deficit	(70,199)	(45,382)	70,199	(D)	(45,382)

Total shareholders' (deficiency) equity	(766)	50,742	766		50,742
Total liabilities and shareholders' (deficiency) equity	$6,682	$73,899	$766		$81,347

Kenexa Corporation and Subsidiaries

Pro forma Consolidated Statements of Operations (unaudited)
For the Year Ended December 31, 2005
(in thousands, except share and per share data)

	Webhire, Inc. (A)	Kenexa (B)	Pro forma Adjustments	F/N	Pro forma
Revenue
Subscription revenue	$8,885	$50,974	$—		$59,859
Other revenue	3,172	14,667	—		17,839

Total revenue	12,057	65,641	—		77,698
Cost of revenue (exclusive of depreciation, shown separately below)	2,575	18,782	(397)	(C)	20,960

Gross profit	9,482	46,859	397		56,738
Operating expenses:
Sales and marketing	3,711	16,133	(764)	(C)	19,080
General and administrative	4,755	15,116	(1,134)	(C)	18,737
Research and development	1,843	3,986	(474)	(C)	5,355
Depreciation and amortization	1,258	2,112	47	(D)	3,417

Total operating expenses	11,567	37,347	(2,325)		46,589

Income (loss) from operations before income taxes and interest expense	(2,085)	9,512	2,722		10,149
Interest (income) expense	(63)	(566)	—		(629)
Interest on mandatory redeemable shares	—	3,396	—		3,396

Income (loss) from operations before income tax	(2,022)	6,682	2,722		7,382
Income tax (benefit) expense on continuing operations	1	591	—		592

Net Income (loss)	(2,023)	6,091	2,722		6,790
Accretion of redeemable class B common shares and class C common shares	—	(41,488)	—		(41,488)
Net loss available to common shareholders	$(2,023)	$(35,397)	$2,722		$(34,698)

Weighted average shares used to compute net loss available to common shareholders per common share — basic and diluted		11,578,885			11,578,885
Basic and diluted loss per share:		$(3.06)			$(3.00)

Kenexa Corporation

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

Notes to Pro Forma Consolidated Balance Sheet as of December 31, 2005

(A)	To reflect the historical balance sheet of Webhire, Inc. as of December 31, 2005.
(B)	To reflect the historical balance sheet of the Company as of December 31, 2005.
(C)
To record the consideration of $34.4 million for the purchase of Webhire, Inc., financed entirely through existing cash. These amounts represent adjustments related to the acquisition under the purchase method of accounting. The total purchase price has been allocated on a preliminary basis to assets acquired and liabilities assumed based upon management's best estimate of their fair value with excess cost over the net tangible and intangible assets acquired allocated to goodwill and identified intangible assets as presented below.

        The preliminary estimated purchase price is allocated as follows and is for illustrative purposes only:

Description	Amount	Amortization period
Assets Acquired
Cash and Short-term Investments	$2,403,361
Accounts Receviable	2,108,814
Prepaid Expenses and other Current Assets	461,554
Property & Equipment	623,145
Other Assets	208,625
Trademark/Tradename, Service Marks & Domain Name	20,000	Indeterminable
Customer Lists	1,030,666	22 years
Internally Developed Software	876,936	3 years
Goodwill	34,109,485	Indeterminable
Less: Liabilities Assumed
Notes Payable	25,550
Capital Lease Obligations	173,610
Accounts Payable	293,782
Accrued Expenses	1,415,792
Other Liabilities	226,073
Deferred Revenue	5,313,091

Total Cash Purchase Price	$34,394,688

(D)	To eliminate Webhire, Inc.'s shareholders' equity as of December 31, 2005.

Kenexa Corporation

Notes to Pro Forma Consolidated Financial Statements (Continued)
(Unaudited)

Notes to Pro Forma Consolidated Statements of Operations for the year ended December 31, 2005.

(A)	To reflect the historical statement of operations of Webhire, Inc. as of December 30, 2005.
(B)	To reflect the consolidated historical statement of operations of the Company as of December 31, 2005 as reported elsewhere in this registration statement.
(C)
To reflect reduced staff expense including salaries, taxes, bonus, and fringe benefits. The Company notified employees of their termination on the acquisition date and entered into severance agreements with such employees that state the termination benefit.
(D)
To reflect the amortization of intangible assets (per the allocation of the estimated purchase price) that would have been recorded in the period, using a useful life of twenty two years. The amortization is subject to revision based upon the completion of the purchase price allocation study.

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SIGNATURES
Index to Unaudited Pro Forma Consolidated Financial Statements
Kenexa Corporation and Subsidiaries Pro Forma Consolidated Financial Statements (Unaudited)
Kenexa Corporation and Subsidiaries Pro forma Consolidated Balance Sheets (unaudited) As of December 31, 2005 (in thousands)
Kenexa Corporation and Subsidiaries Pro forma Consolidated Statements of Operations (unaudited) For the Year Ended December 31, 2005 (in thousands, except share and per share data)
Kenexa Corporation Notes to Pro Forma Consolidated Financial Statements (Unaudited)
Kenexa Corporation Notes to Pro Forma Consolidated Financial Statements (Continued) (Unaudited)